Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

(13) Subsequent Events

On August 5, 2019, we announced that Chart Industries, Inc. (“Chart”) invested $7.0 million for 1.5 million shares of common stock in Stabilis through extinguishment of existing debt. This transaction closed on August 30, 2019. The investment by Chart will reduce our financial leverage and enable us to be in a better position to pursue North American small-scale LNG growth.

On August 16, 2019, the Company secured a $5.0 million loan from a subsidiary of TMG. The Company paid a $125 thousand loan origination fee and will incur a 6% per annum interest rate through December 10, 2020 and 12% per annum thereafter. The debt payments are interest only through December 2020 followed by monthly principal and interest payments through December of 2022. The debt is secured by certain pieces of the Company’s equipment valued at $5 million.

On August 21, 2019, we announced that the Company has completed the acquisition of privately held Diversenergy, LLC and the formation of a joint venture with CryoMex Investment Group LLC (“CryoMex”) to pursue investments in LNG and compressed natural gas (CNG) assets in Mexico. CryoMex is led by Grupo CLISA, a Monterrey, Mexico-based developer and operator of businesses in multiple end markets including energy. The transaction was structured as an equity purchase with Diversenergy’s owners receiving cash and Stabilis common stock consideration.

(16) Subsequent Events

Company management has evaluated the effects of subsequent events on the Company’s financial statements through March 29, 2019, the date the financial statements were issued, and has determined that there were no other significant events to be reported.